Exhibit 10.15

AIM ImmunoTech Inc

604 Main Street

Riverton, NJ 08077

September 19, 2024

604 Associates LLC

701 Bank Avenue

Riverton, NJ 08077

Attn: Lawrence R Antonucci

Re: Lease Renewal

Dear Larry,

This letter is in response to your email dated September 19, 2024. We are happy to renew the lease on the property at the above address for another one-year (12 month) term as defined in Section 1(b) of the current lease. Our current lease extension expires on April 30, 2025, and this extension will expire April 30, 2026, at the monthly rate of $3,000.

If you agree, please sign below.

Sincerely,

/s/ Peter W Rodino

Peter W. Rodino, III

COO & General Counsel

/s/ Lawrence R. Anotnucci

Lawrence R. Antonucci

Corporate Headquarters
2117 SW Highway 484, Ocala FL 34473	t: 352-448-7797	f: 352-480-4620
Human Resources and Administration
604 Main Street, Riverton NJ 08077	t: 352-448-7797	f: 352-480-4620

Operations, Research and Development
671A US-1 South, North Brunswick, NJ 08902	www.aimimmuno.com	t: 732-249-3250	f: 732-249-6895